Exhibit 10.26

PURCHASE AGREEMENT – SERVICES

PHASE 2

Agreement #:
Effective Date:
Expiration Date:
CNDA #: 7137968

BUYER:	Intel Corporation (and all Intel subsidiaries and affiliates, hereinafter “Buyer” or “Intel”). 200 Mission College Blvd Santa Clara, CA 95054-1549

SUPPLIER	Impinj, Inc. (hereinafter “Supplier” or “Impinj”) 701 N. 34th St. Suite 300 Seattle, WA 98103

incorporated herein by reference	Terms and Conditions of Purchase Agreement Services
(Mark “X” where applicable):	☒	A Statement of Work
	☒	B Commercial Terms

Buyer may purchase and Supplier shall provide the Services as described in Addendum A at the prices specified, and in accordance with the Terms and Conditions of this Agreement. For avoidance of doubt, this Agreement applies solely to Phase 2 of the *** project currently being contemplated by the parties as described in the Statement of Work (“Phase 2”). All Purchase Orders issued to Supplier by Buyer during the term of this Agreement with respect to Phase 2 shall be governed only by the Terms and Conditions of this Agreement notwithstanding any preprinted terms and conditions on Supplier’s acknowledgment or Buyer’s Purchase Order. Any additional or different terms in Supplier’s documents are hereby deemed to be material alterations and notice of objection to and rejection of them is hereby given. When Buyer is a subsidiary or affiliate of Intel, the obligations of the parties run between such subsidiary and affiliate and the Supplier, and not between Intel Corporation and the Supplier.

INTEL		SUPPLIER: IMPINJ, INC.

Signature:	/s/ Shahrokh Shahidzadeh	Signature:	/s/ Chris Diorio
Printed Name:	Shahrokh Shahidzadeh	Printed Name:	Chris Diorio
Title:	Sr. Principal Technologist	Title:	CTO
Date:	12/23/09	Date:	2009-12-23

LEGAL OK 12/23/09 Ed Lanton

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

PURCHASE AGREEMENT – SERVICES	-1-
CONFIDENTIAL

TERMS AND CONDITIONS OF PURCHASE AGREEMENT – SERVICES

1.	DEFINITIONS

A.	“Background IP” means all Intellectual Property belonging to or controlled by either party, (i) developed, conceived, obtained or acquired prior to the Effective Date of this Agreement or (ii) developed, conceived, obtained or acquired independently of this Agreement or not in furtherance of this Agreement.

B.	“Improvements” means any improvements to or extensions of the Background IP of either party developed or conceived in furtherance of this Agreement, whether developed or conceived jointly or independently by the parties or from the reliance on any data or confidential information of the other party

C.	“Intellectual Property or IP” means, collectively, Patents, Trade Secrets, Copyrights, and all other intellectual property rights and proprietary rights, excluding trademarks, whether arising under the laws of the United States or any other state, country or jurisdiction, now or hereafter existing. For purposes of this Agreement: (i) Patents” mean all classes or types of patents other than design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions or reissues), and applications for these classes or types of patent rights in all countries of the world: (a) that are owned or controlled by the applicable party or any of its Subsidiaries or to which such entities have the right to grant licenses: (b) that have a first effective filing date (including provisional application date) during the term of this Agreement; and (c) to the extent that the applicable party has the right to grant licenses within and of the scope set forth herein and without the requirement to pay consideration to any third party (other than employees of the applicable party or its Subsidiaries) for the grant of a license under this Agreement; (ii) “Trade Secrets” means all right, title and interest in all trade secrets and trade secret rights arising under common law, state law, federal law or laws of foreign countries, now or hereafter existing; and (iii) “Copyrights” means all copyrights, and all right, title and interest in all copyrights, copyright registrations and applications for copyright registration, certificates of copyright and copyrighted interests throughout the world, and all right, title, and interest in related applications and registrations throughout the world, now or hereafter existing.

D.	“Hazardous Materials” are or contain dangerous goods, chemicals, contaminants, substances, pollutants, or any other materials that are defined as hazardous by relevant local, state, national, or international law, regulations, and standards.

E.	“Jointly Developed Project IP” means Project IP that is Jointly conceived or developed by the parties based on the contribution to the conception or development of the Project IP and not on reduction to practice, constructive or actual.

F.	“Purchase Order” is Buyer’s document setting forth specific Services to be rendered and Release information.

G.	“Project IP” means all Intellectual Property developed or conceived (a) after the Effective Date of the Statement of Work and (b) in furtherance of such Statement of Work, whether developed or conceived jointly or independently by the parties.

H.	“Release” means Buyer’s authorization for Supplier to provide the Services defined in Addendum A in accordance with the Buyer’s Purchase Order.

I.	“Service(s)” means the work to be performed as set forth in the Statement of Work Addendum “A”, including any deliverables set forth in Addendum A resulting from such Services. “Item(s)” means all such deliverables.
J.	“Solely Developed Project IP” means Project IP that is solely conceived or developed by a party without contribution from any other party.

2.	TERM OF AGREEMENT. The term of this Agreement shall begin on the Effective Date and continue through the earlier of 1) the Expiration Date or 2) the acceptance of deliverables and completion of Phase 2.

3.	PRICING

A.	Pricing for Services provided under this Agreement is set forth in the Statement of Work Addendum.

B.	All applicable taxes shall be stated separately on Supplier’s invoice. Supplier shall remit all such taxes to the appropriate tax authority unless Buyer provides sufficient proof of tax exemption. In the event that Buyer is prohibited by law from making payments to Supplier unless Buyer deducts or withholds taxes therefrom and remits such taxes to the local taxing jurisdiction, then Buyer shall duly withhold such taxes and shall pay to Supplier the remaining net amount after the taxes have been withheld. Buyer shall not reimburse Supplier for the amount of such taxes withheld. When property is delivered and/or services are provided or the benefit of services occurs within jurisdictions in which Supplier collection and remittance of taxes is required by law, Supplier shall have sole responsibility for payment of said taxes to the appropriate tax authorities. In the event Supplier does not collect tax from Buyer, and is subsequently audited by any tax authority, liability of Buyer will be limited to the tax assessment, with no reimbursement for penalty or interest charges. Each party is responsible for its own respective income taxes or taxes based upon gross revenues, including but not limited to business and occupation taxes. Buyer shall not reimburse Supplier for the amount of such taxes withheld.

C.	Additional costs, except those described in the Statement of Work Addendum will not be reimbursed without Buyer’s prior written approval.

4.	INVOICING AND PAYMENT

A.	Payment is made when Buyer’s check is mailed or EDI funds transfer initiated. Except as provided in Addendum A, Buyer shall make payment within sixty (60) days of Buyer’s receipt of the proper original invoice or performance Buyer’s receipt of the applicable Services or Items, whichever is later.

B.	Supplier agrees to invoice Buyer no later than one hundred eighty (180) days after completion of Services. Buyer will not be obligated to make payment against any invoices submitted after such period. Supplier shall be responsible for all payments to its vendors of subcontractors utilized in the performance of Services.

5.	TERMINATION FOR CONVENIENCE

A.	Buyer may terminate this Agreement or any Purchase Order or Release issued, or any part thereof, at any time for its sole convenience by giving written notice of termination to Supplier. Upon Supplier’s receipt of such notice, Supplier shall, unless otherwise specified in such notice, immediately stop all work hereunder and give prompt written notice to, and cause all of, its suppliers or subcontractors to cease all related work.

B.	There shall be no charges for termination of orders for standard Items or for Services not yet provided.

C.	Any claim for termination charges for custom items, along with a summary of all mitigation efforts, must be submitted to Buyer in writing within thirty (30) days after receipt of Buyer’s termination notice

6.	DELIVERY, RELEASES, AND SCHEDULING Supplier shall promptly perform Services as scheduled or shall promptly notify Buyer if unable to perform any scheduled Services and shall state the reasons therefor. The absence of such notice constitutes acceptance of the Purchase Order and commitment to its Release terms.

PURCHASE AGREEMENT – SERVICES	-2-
CONFIDENTIAL

7.	NO WARRANTY

No promises are made, express or implied, nor are any obligations assumed or created by either party, except as expressly provided herein. Any information provided for performance in connection with this Agreement as well as any deliverables by either party are provided “As Is” without warranty or condition of any kind, express or implied. EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

8.	CONFIDENTIALITY AND PUBLICITY

A.	During the course of this Agreement, either party may have or may be provided access to the other’s confidential information and materials. Each party agrees to maintain such information in accordance with the terms of this Agreement, and the Corporate Non-Disclosure Agreement referenced on the signature page of this Agreement and any other applicable separate nondisclosure agreement between Buyer and Supplier. At a minimum, each party agrees to maintain such information in confidence and limit disclosure on a need to know basis, to take all reasonable precautions to prevent unauthorized disclosure, and to treat such information as it treats its own information of a similar nature, until the information becomes rightfully available to the public through no fault of the non disclosing party. Supplier’s employees who access Buyer’s facilities may be required to sign a separate access agreement prior to admittance to Buyer’s facilities. Furthermore, Supplier will advise each of its employees and subcontractors assigned to or contracted for Buyer work of the confidentiality restrictions and will take reasonable steps to assure Buyer that all such employees and subcontractors have read and understood such restrictions. Supplier shall not use any of the confidential information of Buyer other than for Buyer.

B.	The parties agree that neither will disclose the existence of this Agreement, nor any of its details, or the existence of the relationship created by this Agreement, to any third party without the specific, written consent of the other. The parties may disclose this Agreement in confidence to their respective legal counsel, accountants, bankers, and financing sources as necessary in connection with obtaining services from such third parties. Neither party may use the other party’s name or trademarks in any way or publish any project reference or client listings without the other party’s written consent

C.	The obligations stated in this Section 8 shall survive the expiration or termination of this Agreement.

9.	INTELLECTUAL PROPERTY OWNERSHIP AND LICENSING.

A.	Disposition and Ownership. Any and all Project IP shall be owned as follows:

(1)***

(a) Subject to subsections (b) arid (c), Project IP consisting of *** shall be owned solely by Buyer, ***.

(b) Subject to subsections (c), Project IP consisting of *** shall be owned by Supplier, ***.

(c) Any Project IP consisting of *** shall be jointly owned by the parties. Such jointly owned IP shall be subject to the same restrictions and obligations as Jointly Owned Project IP set forth in subsections (3) and (4) below.

(2)*** Project IP:

(a) Solely Developed Project IP. ***, Solely Developed Project IP shall be owned by the party that developed or conceived such Solely Developed Project IP.

(b) Jointly Developed Project IP. ***, all Jointly Developed Project IP shall be owned jointly by the parties and be referred to hereafter as “Jointly Owned Project IP”.

(3) Responsibilities Concerning Jointly Owned Project IP

(a) Each party shall protect Jointly Owned Project IP to the same extent that it protects its own proprietary information and Intellectual Property similar in nature.

(b) Except as expressly provided otherwise herein, any Jointly Owned Project IP may be used without restriction by the parties for any purpose without the consent of the other party and without accounting for royalties, including disclosure to third parties, provided that, a party does not disclose any confidential information associated with the Background IP of another party.

(4) Disposition of Jointly Owned Project IP

Jointly Owned Project IP will be subject to prior review by the parties to determine whether to seek patent protection or hold as a Trade Secret and formulate other procedures related to the protection of intellectual property as may be deemed appropriate. If the parties, at each party’s sole discretion, agree to seek patent protection, then the parties agree to negotiate in good faith in the jurisdictions in which the patents will be prosecuted, who will bear the application and maintenance costs, how the patents will be owned and any licenses that may be required. If the parties are unable to agree on the terms and conditions for seeking patent protection, then the Jointly Owned Project IP will be maintained as a Trade Secret, provided that, if either party (the “Disclosing Party”) discloses a Trade Secret to a third party, the third party must first execute an appropriate non-disclosure agreement containing confidentiality terms and conditions at least as restrictive as those contained in this Agreement, whereby the third party agrees not to disclose the Trade Secret to any other third party without the prior written consent of the Disclosing Party.

B.	Licenses

(1) Supplier hereby grants to Buyer a non-exclusive, non-transferable (except to a successor as provided in Section 14), royalty-free, fully paid-up, wordwide license, without the right to sublicense, under any and all Supplier’s Intellectual Property rights in Project IP owned by Supplier under this Agreement, to make, have made, use, sell, offer to sell and import products or services made by, made for or distributed by Buyer.

(2) Subject to the exclusivity obligations set forth in Section 9.B.(3) and any mutually agreed extension thereof, Buyer hereby grants to Supplier a perpetual, non-exclusive, non-transferable (except to a successor as provided in Section 14), royalty-free, fully paid-up, wordwide license, without the right to sublicense, under any and all Buyer’s Intellectual Property rights in Project IP owned by Buyer under this Agreement, to make, have made, use, sell, offer to sell and import products or services made by, made for or distributed by Supplier.

(3) Exclusivity. During a period beginning on the Effective Date and ending *** months after Supplier has completed the final milestone deliverable set forth in Section 7 of Addendum A (or the termination of this Agreement, if earlier), Supplier agrees not to license or otherwise transfer Project IP owned by Supplier for use in the Intel Field of Use or to sample, sell or offer to sell to any third party any goods within the Intel Field of Use that contain or would infringe such Project IP owned by Supplier. For purposes of this Agreement, the “Intel Field of Use” is a semiconductor chip that ***.

(4) For clarity, the licenses granted in subsections (1) and (2) above shall not be deemed in any way to grant a license or any other right under any intellectual property right developed, conceived or acquired prior to the Effective Date or acquired independently or not in furtherance of this Agreement. Each party reserves all rights not expressly granted in this Agreement, and no licenses are granted by either party to the other party under this Agreement, whether by implication, estoppel or otherwise, except as expressly set forth herein.

10. ADDITIONAL COMMERCIAL TERMS

While this Agreement does not impose any obligation on Intel to purchase or on Supplier to sell any goods, the parties anticipate that the successful completion of Phase 2 could result in the purchase and sale of goods arising, in whole or part, from the collaboration between the parties. Any such goods would be purchased by Intel will be purchased pursuant to an applicable Purchase Agreement – Goods to be negotiated between the parties (“Purchase Agreement”). The terms and conditions of the Purchase Agreement shall include, but shall not be limited to, the Commercial Terms set forth in Addendum B, Commercial Terms.

11. HAZARDOUS MATERIALS

***
  Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

PURCHASE AGREEMENT –SERVICES -3-

CONFIDENTIAL

A.	If any Services provided hereunder include Hazardous Materials, Supplier represents and warrants that Supplier and its personnel providing Services to Buyer understand the nature of and hazards associated with such Services including handling, transportation, and use of such Hazardous Materials. Prior to causing Hazardous Materials to be on Buyer’s property, Supplier shall obtain written approval from Buyer’s Site Environmental/Health/Safety organization. Supplier will be fully responsible for and indemnify Buyer from any liability resulting from the actions of Supplier or its contractors in connection with: (i) providing such Hazardous Materials to Buyer, and/or (ii) the use of such Hazardous Materials in providing Services to Buyer.

B.	Supplier will provide Buyer with material safety data sheets and any other documentation reasonably necessary to enable Buyer to comply with applicable laws and regulations.

C.	Supplier hereby certifies that items supplied to Buyer comply with all applicable requirements of Buyer’s Environmental Product Content Specification for Supplier’s and Outsourced Manufacturers (Spec number BS-MTN — 0001, available at http://supplier.intel.com/ehs/environmental.htm

12. RESERVED.

13. COMPLIANCE WITH LAWS

A.	Supplier shall comply with all national, state, and local laws and regulations governing the manufacture, transportation, import, export, and/or sale of items and/or the performance of Services in the course of this Agreement. In the United States, these may include, but are not limited to, Department of Commerce, including U.S. Export Administration regulations, Securities Exchange Commission, Environmental Protection Agency, and Department of Transportation regulations applicable to Hazardous Materials. Neither Supplier nor any of its subsidiaries will export/re-export any technical data, process, product, or service, directly or indirectly (including the release of controlled technology to foreign nationals from controlled countries), to any country for which the United States government or any agency thereof requires an export license or other government approval without first obtaining such license.

B.	For services in the U.S., Supplier agrees not to provide foreign nationals (non U.S. citizens or U.S. permanent residents) as employees or contractors for work on any Buyer site unless that foreign national is covered under a valid U.S. Export License or is not exposed to controlled technology. For services outside of the U.S. Supplier agrees not to provide foreign nationals as employees or contractors for work on any Buyer site unless that foreign national is a citizen of the country of that Buyer site and/or is covered under a valid U.S. Export License or is not exposed to controlled technology. It is a requirement of this Agreement that the Supplier shall be responsible for obtaining all such approvals, authorizations, permits and licenses and shall indemnify and hold Intel harmless from any failure to comply with such requirement.
C.	Supplier shall comply with all applicable laws regarding non-discrimination in terms and conditions of employment, payment of minimum wage and legally mandated employee benefits and compliance with mandated work hours. Supplier shall comply with all applicable laws regarding employment of underage or child labor and shall not employ children under the age of 16.

D.	Supplier agrees to fully comply with Buyer’s Code of Conduct and Electronic Industries Code of Conduct as set forth at http://www.supplier.intel.com.

14. ASSIGNMENT

Buyer may assign or delegate its rights and/or obligations, or any part thereof under this Agreement to any or all of its wholly-owned subsidiaries. Supplier may not assign its rights and obligations hereunder without written consent of Buyer, which will not be unreasonably withheld. Supplier shall provide Buyer thirty (30) days written notice prior to the assignment by Supplier of this Agreement to a successor-in-interest in connection with a merger, acquisition or sale of all or substantially al of its assets to which this Agreement relates. If Buyer does not consent to the assignment of this Agreement within thirty days of the receipt of such notice, this Agreement shall terminate effective thirty (30) days after the receipt of such notice. Notwithstanding the foregoing, Supplier may engage third parties to provide services to Supplier typical with fabless semiconductor process flows, including manufacturing, test, post-processing and package service providers. Otherwise, neither party may assign or delegate its rights and obligations under this Agreement without the prior written consent of the other.

15. APPLICABLE LAW

This Agreement is to be construed and interpreted according to the laws of the State of Delaware, excluding its conflict of laws provisions.

16. NOTICES

Unless otherwise agreed in writing by the parties, all notices to Buyer regarding this Agreement shall be sent to Buyer’s Materials General Counsel and to the Buyer’s Materials Representative, all at the address on the signature page of this Agreement.

17. RESERVED

18. DISPUTE RESOLUTION

All disputes arising directly under the express terms of this Agreement or the grounds for termination thereof shall be resolved as follows: The senior management of both parties shall meet to attempt to resolve such disputes. If the disputes cannot be resolved by the senior management, either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within thirty (30) days after such written notification, the parties agree to meet for one (1) day with an impartial mediator and consider dispute resolution alternatives other than litigation, including referral to the National Patent Board. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings.

19. INDEPENDENT CONTRACTOR

In performing Services under this Agreement, Supplier is an independent contractor and its personnel and other representatives shall not act as nor be agents or employees of Buyer. As an independent contractor, Supplier will be solely responsible for determining the means and methods for performing the required Services. Supplier shall have complete charge and responsibility for personnel employed by Supplier.

20. ORDER OF PRECEDENCE.

In the event of any of a conflict between the terms and conditions of this Purchase Agreement and those of a Statement of Work Addendum, the terms and conditions of this Purchase Agreement will prevail, unless the Statement of Work Addendum expressly lists the provisions that are to supersede (e.g. a blanket recital that the terms of Statement of Work Addendum supersede all other written agreements will have no force and effect).

PURCHASE AGREEMENT – SERVICES	-4-
CONFIDENTIAL

21. SURVIVAL

The provisions of Sections: 1, 2, 7, 8, 9, 13.A, 14, 15, 16, 18, 19, 20, 21 and 22 shall survive the termination or expiration of this Agreement. In addition, any right or legal obligation of a party contained in any Addendum or Amendment, that by its express term or nature would reasonably extend for a period beyond the term of the Agreement, shall also survive the termination of the Agreement for such extended period.

22. MERGER, MODIFICATION

This Agreement contains the entire understanding between Buyer and Supplier with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, dealings and negotiations. No modification, alteration, or amendment shall be effective unless made in writing, dated and signed by duly authorized representatives of both parties.

PURCHASE AGREEMENT – SERVICES	-5-
CONFIDENTIAL

Impinj and Intel Proprietary and Confidential	2009-12-21

ADDENDUM A

Statement of Work for Purchase Agreement – Services

Phase 2: Design of ***

1. Overview

This SOW describes development work to be performed by Impinj for delivering phase 2 of a ***. This SOW:

•	States the project goal

•	Defines the roles and responsibilities for the project team members

•	Lists the deliverables and associated fees

•	Lists the product performance criteria (in Appendix A)

2. Project Goal

The goal of phase 2 of this project is to develop a *** that meets the specification included in Appendix A of this document. This *** may be referred to under the code-name “Hannegan.”

3. Roles and Responsibilities

The project team shall comprise personnel from Intel and lmpinj.

Intel shall:

•	Assign a project lead to provide project guidance and responses to Impinj’s questions and who has the authority to accept Impinj deliverables

•	To the extent Intel deems necessary or desirable, assign engineering resources on a full or part-time basis and provide the name of Intel’s engineering lead at SOW signing

•	Travel to lmpinj facilities as Intel deems necessary or desirable for engineering meetings and review of contract deliverables

Impinj shall:

•	Assign a technical project lead acceptable to Intel who shall have the authority to execute all deliverable commitments

•	Assign engineering resources on a full or part-time basis and provide the name of lmpinj’s engineering lead at SOW signing

•	Travel to Intel facilities as necessary for engineering meetings and review of deliverables

•	Use commercially reasonable efforts to demonstrate performance of the Hannegan *** that meets or exceeds the specifications included in Appendix A

•	Impinj shall not be responsible of ***

4. Definitions:

Acceptance Criteria: Objective acceptance criteria, agreed to in writing by both Intel and Impinj, for deliverables delivered under this SOW.

Project Requirements Document (PRO): Appendix A is the project requirements document (PRD).

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

5. Project Scope, Fees, and Acceptance Criteria

The project scope shall be for Impinj to deliver the deliverables defined in this SOW.

The project fee shall be $***, payable as set forth in the Project Milestones and Deliverables table below. Intel will also reimburse Impinj for additional project-related costs actually incurred by Impinj and approved in advance by Intel, such as travel expenses.

In the event a third party is contracted by Intel to provide ***, Impinj shall actively participate in the design reviews and integration reviews as required by Intel.

The “Acceptance Criteria” for each milestone are defined in the Project Milestones and Deliverables table below. A deliverable will be accepted if it substantially conforms to each of the final Acceptance Criteria for that deliverable. Intel will provide notice of acceptance or rejection of each deliverable within 15 days following receipt by Intel, and if such notice is not provided within 15 days following receipt, the deliverable will be deemed accepted.

Impinj will provide the deliverables under this SoW “as is” and without warranty of any kind, and lmpinj disclaims any implied warranties. Each party’s liability under this SoW will be limited to the total amount of fees paid or payable by Intel as set forth above, and neither party will have any liability for incidental or consequential damages under this SoW. Notwithstanding the foregoing, this Section regarding limitation of liability shall not apply to claims or damages arising from death or personal injury or tangible property damage, from any breaches of obligations of confidentiality, or payments to third parties under the indemnity with respect to hazardous materials.

6. Project Management

The project managers for the project are:

For Intel:	For Impinj:
Shahrokh Shahidzadeh	[TBD]
Intel Corporation	Impinj, Inc.
MS RA1 – 331	701 North 34th Street
2501 NW 229th Avenue	Suite 300
Hillsboro, OR 97124	Seattle, WA 98103

7. Project Milestones and Deliverables

The project milestones are defined below. Prior to completion of work, Intel shall review and either accept or request reasonable changes to the deliverables. Impinj shall make reasonable efforts to accompdate Intel’s requested changes.

	Milestone	Date	Deliverables	Acceptance Criteria	Payment Upon Completion of Milestone
1	Finalize PRD	10/15/09	PRD which is attached as Appendix A hereto	Mutual agreement on functional and technical specifications
2	PO from Intel	On or before 12/31/09			$	*	**
3	Support of *** Qualification by Third Party			Help Third Party Pass Intel *** qualification tests (test description and acceptance criteria not part of this document)
4	***	6/9/10	***	***	$	*	**
5	***	8/30/10	***	***

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

	Milestone	Date	Deliverables	Acceptance Criteria	Payment Upon Completion of Milestone
6	***	8/30/10	***	***	$	*	**

Optional Non-Milestone Deliverable Intel may purchase *** samples *** at a cost of $***.

The parties hereto have caused this SOW to be executed by their respective authorized representatives to be effective as of the date last written below.

“Impinj”		“Intel”

Name:	Chris Diorio	Name:	Shahrokh Shahidzadeh
Title:	CTO	Title:	Sr. Principal

Signature:	/s/ Chris Diorio	Signature:	/s/ Shahrokh Shahidzadeh
Date:	2009-12-23	Date:	12/23/09

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

Appendix A – Project Requirements Document

For the purpose of this Appendix A, “Intel Specific Field of Use” means a semiconductor chip that ***.

Parameter	Description		Condition		Min	Nom		Max		Units		Comments
RF Functionality
***	*	**	*	**								*	**
***	*	**	*	**		*	**					*	**
***	*	**	*	**								*	**
RF Performance
***	*	**	*	**		*	**			*	**	*	**
***	*	**	*	**		*	**			*	**
***
***	*	**	*	**				*	**			*	**
***	*	**	*	**		*	**					*	**
***	*	**								*	**
***	*	**	*	**		*	**			*	**	*	**
***	*	**	*	**		*	**			*	**	*	**
***	*	**	*	**		*	**					*	**
***	*	**	*	**				*	**	*	**	*	**

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

Parameter	Description		Condition		Min		Nom		Max		Units		Comments
***	*	**	*	**	*	**			*	**	*	**	*	**
***	*	**	*	**					*	**	*	**
***	*	**	*	**	*	**					*	**
***	*	**	*	**					*	**	*	**
***	*	**	*	**					*	**	*	**
***	*	**	*	**	*	**					*	**
			*	**	*	**					*	**
***	*	**	*	**	*	**			*	**	*	**
***	*	**							*	**	*	**	*	**
*** to comply with the Intel Specific Field of Use
***	*	**	*	**			*	**			*	**	*	**
***	*	**	*	**			*	**			*	**	*	**
	*	**	*	**			*	**			*	**
			*	**			*	**			*	**
	*	**	*	**			*	**			*	**
	*	**	*	**			*	**			*	**
	*	**	*	**			*	**			*	**
	*	**	*	**			*	**			*	**
	*	**	*	**			*	**			*	**

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

Parameter	Description		Condition		Min		Nom		Max		Units		Comments
***	*	**	*	**			*	**			*	**	*	**
***	*	**	*	**			*	**			*	**	*	**
***	*	**	*	**			*	**			*	**	*	**
***							*	**			*	**	*	**
***	*	**	*	**					*	**	*	**	*	**
DCI
***	*	**	*	**			*	**	*	**	*	**	*	**
***	*	**			*	**			*	**	*	**	*	**
Physical
***	*	**	*	**									*	**
***	*	**	*	**			*	**			*	**	*	**
***	*	**	*	**			*	**	*	**	*	**	*	**
***	*	**	*	**			*	**			*	**	*	**
Environmental

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

Parameter	Description		Condition		Min		Nom	Max		Units		Comments
***	*	**	*	**	*	**		*	**	*	**	*	**
***	*	**	*	**	*	**				*	**	*	**
***	*	**			*	**		*	**	*	**
***	*	**			*	**		*	**	*	**
***	*	**			*	**		*	**	*	**	*	**
***	*	**	*	**				*	**	*	**	*	**

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

Hannegan *** and proposed ***.

***

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

ADDENDUM B

Commercial Terms

As provided in Section 10, while this Agreement does not impose any obligation on Intel to purchase or on Supplier to sell any goods, if the Parties enter into an agreement for the purchase of goods, the terms and conditions of such purchase agreement will include, but shall not be limited to the following terms and conditions:

1. PRICING

A.	Prices for Items (excluding engineering samples) provided under this Agreement are set forth on the Pricing Addendum. At Buyer’s request, such prices may be modified in writing pursuant to periodic negotiations between the parties. Additional costs, except those described on the Pricing Addendum, will not be reimbursed without Buyer’s prior written approval.

B.	Most Favored Customer

i.	The price charged Buyer for any Item shall always be Supplier’s lowest price charged any customer for that Item regardless of any special terms, conditions, rebates, or allowances of any nature (other than annual purchase volumes as described below). If Supplier sells any similar Item to any customer at a price less than that set forth herein, Supplier shall adjust its price to the lower price for any un-invoiced Item and for all outstanding and future invoices for such Item, and shall rebate to Buyer an amount equal to the difference in the price paid by Buyer and the lower price for any invoices already paid by Buyer for such Item. Each of the above adjustments and the rebate shall be calculated from the date Supplier first sells the Item at the lower price.

ii.	Supplier will provide reasonable commercial evidence that the items being compared are not “similar”. For Items designated as custom Items, for purposes of comparing price under this Section, the price of the Item shall include those Supplier cost components that are generic to the Item as compared to other similar items generally sold by Supplier. Such comparison shall be made to the extent items have similar characteristics, such as form, fit, function (e.g., memory size), manufacturing process, annual purchase volumes and other specific comparison criteria agreed upon by the parties. For the purpose of this Section 1.B.ii, the Buyer’s annual purchase volume shall be considered identical if it is within twenty five percent (25%) of the annual purchase volume for the comparable item by the comparison buyer.

iii.	In the event Supplier offers for the Item or a similar Item a lower price either as a general price drop or only to some customer(s) for any reason, Supplier shall immediately inform Buyer of this price and price protect Buyer’s inventory of affected Items by rebating to Buyer an amount equal to the difference in the price paid by Buyer and the lower price for all such Items pulled into Buyer’s manufacturing process for consumption retroactive to the date Supplier first sells the Item at a lower price.

iv.	Buyer reserves the right to have Supplier’s records inspected and audited to ensure compliance with this Section 1.B (Most Favored Customer). At Buyer’s option or upon Supplier’s written demand, such audit will be performed by an independent third party at Buyer’s expense. However, if Supplier is found not to be complying with this Agreement in any way, Supplier shall reimburse Buyer for all costs associated with the audit, along with any discrepancies discovered, within thirty (30) days after completion of the audit. Supplier shall have the option to review the independent third party’s findings prior to the release of such findings to Buyer. If Supplier disagrees with the findings for any reason, Supplier shall have the right to issue a letter in response, which will be included with the third party’s findings to the Buyer. The results of such audit shall be kept confidential by the auditor and, if conducted by a third party, only Supplier’s failures to abide by the obligations of this Agreement shall be reported to Buyer.

C.	Inventory Protection

Buyer may return up to ***percent (***%) of its inventory of non-custom Items purchased from Supplier during the previous ninety (90) days in unopened, original, individual Item packaging for a credit against any outstanding or future Supplier invoices.

D.	Taxes

i.	All applicable taxes, including but not limited to sales/use taxes, transaction privilege taxes, gross receipts taxes, and other charges such as duties, customs, tariffs, imposts, and government imposed surcharges shall be stated separately on Supplier’s invoice Supplier shall remit all such charges to the appropriate tax authority unless Buyer provides sufficient proof of tax exemption. In the event that Buyer is prohibited by law from making payments to Supplier unless Buyer deducts or withholds taxes therefrom and remits such taxes to the local taxing jurisdiction, then Buyer shall duly withhold such taxes and shall pay to Supplier the remaining net amount after the taxes have been withheld. Buyer shall not reimburse Supplier for the amount of such taxes withheld.

ii.	When property is delivered and/or services are provided or the benefit of services occurs within jurisdictions in which Supplier collection and remittance of taxes is required by law, Supplier shall have sole responsibility for payment of said taxes to the appropriate tax authorities. In the event Supplier does not collect tax from Buyer, and is subsequently audited by any tax authority, liability of Buyer will be limited to the tax assessment, with no reimbursement for penalty or interest charges. Each party is responsible for its own

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

respective income taxes or taxes based upon gross revenues, including but not limited to business and occupation taxes.

2. ACCEPTANCE AND WARRANTY

A.	Buyer may inspect and test all Items at reasonable times before, during, and after manufacture. If any inspection or test is made on Supplier’s premises, Supplier shall provide reasonable facilities and assistance for the safety and convenience of Buyer’s inspectors in such manner as shall not unreasonably hinder or delay Supplier’s performance. All Items shall be received subject to Buyer’s inspection, testing, approval, and acceptance at Buyer’s premises notwithstanding any inspection or testing at Supplier’s premises or any prior payment for such Items. Items rejected by Buyer as not conforming to this Agreement or Item specifications, whether provided by Buyer or furnished with the Item, may be returned to Supplier at Supplier’s risk and expense and, at Buyer’s request, shall immediately be repaired or replaced.

B.	Supplier makes the following warranties regarding Items furnished hereunder, which warranties shall survive any delivery, inspection, acceptance, payment, or resale of the Items:

(i)	Items will not infringe any party’s intellectual property rights;

(ii)	Supplier has the necessary right, title, and interest to provide said Items to Buyer, and the Items will be free of liens and encumbrances;

(iii)	Items are new, and of the grade and quality specified in writing by the parties;

(iv)	Items are free from defects in workmanship and material, conform to all drawings, descriptions, and specifications furnished or published by Supplier in writing and to any other agreed-to written specifications;

(v)	Items conform to the manufacturing quality provisions set forth in the QR Addendum as attached to the agreement;

C.	If Supplier breaches any of the foregoing warranties, or Items are otherwise defective or non-conforming, during a period of three (3) years after Buyer’s delivery of Items, as Buyer’s sole remedy, Supplier shall, at Buyer’s option, promptly repair, replace, or credit the amount paid for such Items. Any unused credit remaining after two (2) quarters shall be refunded to Buyer. Supplier shall bear the cost of shipping and shall bear the risk of loss of all defective or non-conforming Items while in transit.

3. INTELLECTUAL PROPERTY INDEMNIFICATION

A.	Subject to Section D, Supplier shall indemnify and hold Buyer and its customers harmless from any costs, expenses (including attorneys’ fees), losses, damages, or liabilities incurred because of actual or alleged infringement of any patent, copyright, trade secret, trademark, maskwork, or other intellectual property right to the extent arising out of any of the following:

i)	the Items or their use or sale by Buyer or Buyer’s subcontractors, distributors, or agents; or

ii)	the performance of any Services provided by Supplier, its agents, or subcontractors under the agreement.

B.	Buyer shall notify Supplier of such claim or demand and shall permit Supplier to assume sole control of the defense or settlement thereof. If an injunction issues as a result of any claim or action and Supplier has not already performed (i), (ii), (iii) or (iv) below, Supplier agrees at its expense and Buyer’s option to either:

(i)	if reasonably available, procure for Buyer and Buyer’s customers the right to continue using and selling Items;

(ii)	replace them with non-infringing Items; or

(iii)	modify them so they become non-infringing; or;

(iv)	if (i), (ii) or (iii) are not reasonably available, credit to Buyer the amount paid for any Items to the extent representing actual costs, expenses (including attorneys’ fees), losses, damages, or liabilities subject to indemnification under Section A above. Any unused credit remaining after two (2) quarters shall be refunded to Buyer.

C.	Regardless of which of the foregoing remedies is implemented, and without limiting any other remedies available to Buyer at law or in equity, if Buyer incurs out-of-pocket rework expenses and incremental costs to procure alternative products for the Items (as long as such products are commercially available), Supplier shall reimburse Buyer such expenses and costs incurred by Buyer as required to fill any orders placed by Buyer as of the effective date of the injunction.

D.	Buyer’s right to indemnification shall not apply to the extent that:

(i)	Custom Items are manufactured to Buyer’s detailed specifications, including, but not limited to the detailed specifications of ***, pursuant to a collaboration or other form of co-development agreement between the parties and such infringement would not have occurred but for complying with such detailed specifications, or

(ii)	Items are used in combination with other equipment, software or other products not manufactured, supplied, required or recommended in writing by Seller and such infringement would not have occurred but for such combination.

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

E.	THE FOREGOING STATES THE ENTIRE SET OF OBLIGATIONS AND REMEDIES FLOWING BETWEEN BUYER AND SUPPLIER ARISING FROM ANY INTELLECTUAL PROPERTY CLAIM BY A THIRD PARTY.

4. TERMINATION FOR CONVENIENCE

A.	Buyer may terminate this Agreement or any Purchase Order or Release issued, or any part thereof, at any time for its sole convenience by giving written notice of termination to Supplier. Upon Supplier’s receipt of such notice, Supplier shall, unless otherwise specified in such notice, immediately stop all work hereunder and give prompt written notice to and cause all of its suppliers or subcontractors to cease all related work.

B.	There shall be no charges for termination of orders for standard Items. Paragraphs C through E of this Section 5 shall govern Buyer’s payment obligation for custom Items. Custom Items are Items manufactured to Buyer’s specifications solely for Buyer and offered or sold to no other customer. Notwithstanding anything to the contrary, Supplier shall not be compensated in any way for any work done after receipt of Buyer’s notice, nor for any costs incurred by Supplier’s vendors or subcontractors after Supplier receives the notice, nor for any costs Supplier could reasonably have avoided.

C.	Any claim for termination charges for custom Items, along with a summary of all mitigation efforts, must be submitted to Buyer in writing within forty five (45) days after receipt of Buyer’s termination notice

D.	Supplier’s claim may include the net cost of custom work in process scheduled to be delivered within fifteen (15) days and that must be scrapped due to the termination. Supplier shall, wherever possible, place such custom work in process in its inventory and sell it to other customers. In no event shall such claim exceed the total price for the Items terminated. Upon payment of Supplier’s claim, Buyer shall be entitled to all work and materials paid for.

E.	Before assuming any payment obligation under this section, Buyer may inspect Supplier’s work in process and audit all relevant documents.

F.	Notwithstanding anything else in this Agreement, failure to meet the delivery date(s) in the Purchase Order shall be considered a material breach of contract and shall allow Buyer to terminate the order for the Item and/or any subsequent Releases in the Purchase Order without any liability whether the Purchase Order was for standard or custom Items.

5. LEAD TIME — INVENTORY MANAGEMENT

Lead Time for production items shall not exceed ninety (90) days for Items *** and one hundred twenty (120) days for Items ***. In the event Supplier anticipates an increase in Lead Time, Supplier shall immediately notify Buyer in writing with sufficient time to place additional orders to prevent a disruption in the flow of items, and provide a plan and timeline to resume original Lead Time production.

6. CAPACITY UPSIDE

Supplier agrees to maintain sufficient manufacturing capacity for Items to accommodate up to *** of Buyer’s forecast needs at agreed-to lead times. If Supplier is not able to accommodate such upside capacity for any forecast, Supplier will provide Buyer with prompt written notice of such inability together with the amount of shortfall in Supplier’s ability to meet the designated upside. Additionally, within thirty (30) days of providing Buyer such notice, Supplier will develop and submit for Buyer approval, a contingency plan and a corrective action plan to eliminate such shortfall(s).

7. LIMITATION OF LIABILTY

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, WHETHER BASED ON CONTRACT OR TORT (INCLUDING NEGLIGENCE), REGARDLESS OF WHETHER SUPPLIER KNOWS OR HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. THE FOREGOING LIMITATION OF LIABILTY SHALL NOT APPLY TO ANY BREACH OF THE CONFIDENTIAL OBLIGATIONS SET FORTH IN SECTION 12 (CONFIDENTIALITY AND PUBLICITY), ANY OBLIGATION OF INDEMNITY UNDER SECTION 13 (INTELLECTUAL PROPERTY) OR SECTION 16 (HAZARDOUS MATERIALS) OR ANY CLAIM ARISING FROM DEATH, BODILY INJURY OR TANGIBLE PROPERTY DAMAGE.

Note. The actual section numbers in the final purchase agreement may vary from the section numbers stated above.

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

PRICING ADDENDUM

Production Units

In the calendar years set forth below, production units of the “Hannegan” RFID Product (as described in Exhibit A which are delivered as ***) from Impinj may not exceed the pricing set forth in the tables below.

RFID Production Unit Pricing: Q1’10 to 04’14

*** Cost in US$
*** with all features outlined in Appendix A	Volume (M units/year)	2010	2011	2012	2013	2014
	***	***	***	***	***	***
	***	***	***	***	***	***
	***	***	***	***	***	***

*** Cost in US$
*** with all features outlined in Appendix A	Volume (M units/year)	2010	2011	2012	2013	2014
	***	***	***	***	***	***
	***	***	***	***	***	***
	***	***	***	***	***	***

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Impinj and Intel Proprietary and Confidential	2009-12-21

Q&R Addendum

PERFORMANCE STANDARDS/QUALITY REQUIREMENTS

SPECIFICATION NUMBER	SPECIFICATION TITLE
***	***
***	***
***	***
***	***
***	***
***	***

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.